SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

205 Crosspoint Parkway	Buffalo	NY	14068
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 17, 2021, the Board of Directors (the “Board”) of Columbus McKinnon Corporation (the “Company”) elected Mr. Michael Dastoor to the Board.

Mr. Michael Dastoor, 55 years old, is the Executive Vice President and Chief Financial Officer of Jabil Inc. (NYSE:JBL) ("Jabil"), a global manufacturing services company. Mr. Dastoor joined Jabil in 2000 and served as Senior Vice President and Controller from 2010 through 2018 and served as Controller from 2004 to 2010. Previously, he worked for seven years as Regional Chief Financial Officer at Inchape plc (LSE:INCH), a British multinational automotive distribution, retail and services company, leading business process re-engineering for the Eastern Mediterranean and Southeast Asia regions.

Mr. Dastoor is a graduate of the University of Bombay (now Mumbai) and a chartered accountant through the Institute of Chartered Accountants in England & Wales where he spent seven years in audit covering the United Kingdom and Europe.

Mr. Dastoor will stand for election at the Company’s annual shareholder meeting on July 19, 2021. He will serve on the Audit Committee and the Compensation and Succession Committee. The Board has determined that Mr. Dastoor satisfies the definition of “independent director” and “audit committee financial expert.”

Mr. Dastoor will participate in the Company’s standard outside director compensation program. Pursuant to this program, each member of the Board, who is not an employee of the Company, receives an annual retainer of $200,000, payable $80,000 in cash and $120,000 in stock. The Chairman and Committee Chairs receive additional fees, which are not applicable to Mr. Dastoor. Also, the directors receive reimbursement for the expenses they incur in attending all Board and committee meetings.

On May 18, 2021 the Company issued a press release announcing the appointment of Mr. Dastoor to the Board. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated May 18, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Alan S. Korman
Name:	Alan S. Korman
Title:	Vice President Corporate Development,
General Counsel and Chief Human Resources Officer

Dated: May 18, 2021